KEMPER SMALL CAP VALUE FUND
                      KEMPER-DREMAN HIGH RETURN EQUITY FUND
                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 1999

The following disclosure replaces the relevant paragraph in the "Custodian, Transfer Agent, and Shareholder Services Agent" section of the Statement of Additional Information.


CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 as custodian, has custody of all securities and cash of the funds. State Street attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105 is the transfer agent and dividend-paying agent for the Contrarian, High Return Equity and Small Cap Value Funds. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSVC"), an affiliate of the Adviser, serves as "Shareholder Service Agent" of the Contrarian, High Return Equity and Small Cap Value Funds, and as such, performs all of IFTC's duties as transfer agent and dividend paying agent. KSVC also serves as the transfer agent and dividend-paying agent, as well as the Shareholder Service Agent, of the Small Cap Relative Value Fund. IFTC receives as transfer agent for the Contrarian, High Return Equity and Small Cap Value Funds, and pays to KSVC as follows: prior to January 1, 1999, annual account fees at a maximum rate of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement and effective January 1, 1999, annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated  with the  contingent  deferred  sales  charges  (Class  B only),  an asset-based fee of 0.08% and out-of-pocket reimbursement. KSVC receives as transfer agent for the Small Cap Relative Value Fund prior to January 1, 1999, annual account fees at a maximum rate of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement and effective January 1, 1999, annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B only), an asset-based fee of 0.08% and out-of-pocket reimbursement. The following shows for each Fund, the shareholder service fees IFTC remitted to KSVC for fiscal year 1998 (except for the Small Cap Relative Value Fund which commenced operations on May 6, 1998).







April 9, 1999